UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2003

Exact name of registrant as specified in its charter
Commission	and principal office address and telephone	State of	I.R.S. Employer
File Number	number	Incorporation	I.D. Number

1-16163	WGL Holdings, Inc. 1100 H Street, N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912

0-49807	Washington Gas Light Company 1100 H Street, N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report:	None

ITEM 5. OTHER EVENTS

     On May 20, 2003, Washington Gas Light Company, a subsidiary of WGL Holdings, Inc., executed a Distribution Agreement with Citigroup Capital Markets Inc., Banc One Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Williams Capital Group, L.P. and Wachovia Securities, Inc. for the issuance and sale of up to $250,000,000 of Medium-Term Notes, Series G, under an Indenture dated as of September 1, 1991.

     A form of the Distribution Agreement is filed as an Exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

1.1    Form of Distribution Agreement dated May 20, 2003 among Washington Gas Light Company and Citigroup Capital Markets Inc., Banc One Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Williams Capital Group, L.P. and Wachovia Securities, Inc. regarding the issue and sale by Washington Gas Light Company of up to $250,000,000 of Medium-Term Notes, Series G.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc.

and

Washington Gas Light Company
(Registrants)

Date	May 22, 2003	/s/ Mark P. O’Flynn

Mark P. O’Flynn
Controller
(Principal Accounting Officer)